UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Under Rule 14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified in Its Charter)

MNG ENTERPRISES, INC. MNG INVESTMENT HOLDINGS, LLC STRATEGIC INVESTMENT OPPORTUNITIES LLC ALDEN GLOBAL CAPITAL LLC HEATH FREEMAN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Alden Global Capital, LLC, together with the other participants named herein (collectively the “Stockholder Group”), has filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes against the election of certain directors, Mary E. Junck and Herbert W. Moloney III, of Lee Enterprises, Incorporated, a Delaware corporation (the “Company”), at the Company’s 2022 annual meeting of stockholders.

On February 23, 2022, the Stockholder Group uploaded the following materials to eproxyaccess.com/lee2022, which includes, among other items, a certain investor presentation previously filed by the Stockholder Group with the SEC on Form DFAN14A on February 15, 2022 and the Stockholder Group’s Definitive Proxy Statement, which was filed with the SEC on February 23, 2022: